UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2017

Reign Corporation

(State or other jurisdiction of incorporation)

Delaware	333-204486	47-2573116
(State or other jurisdiction	(Commission file Number)	(IRS Employer
of incorporation)		Identification No.)

9465 Wilshire Boulevard, Beverly Hills, CA	90212
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 457-3772

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Forward-Looking Statements

This Current Report on Form 8-K/A and other written and oral statements made from time to time by us may contain so-called “forward-looking statements,” all of which are subject to risks and uncertainties. Forward-looking statements can be identified by the use of words such as “expects,” “plans,” “will,” “forecasts,” “projects,” “intends,” “estimates,” and other words of similar meaning. One can identify them by the fact that they do not relate strictly to historical or current facts. These statements are likely to address our growth strategy, financial results and product and development programs. One must carefully consider any such statement and should understand that many factors could cause actual results to differ from our forward looking statements. These factors may include inaccurate assumptions and a broad variety of other risks and uncertainties, including some that are known and some that are not. No forward looking statement can be guaranteed and actual future results may vary materially.

Information regarding market and industry statistics contained in this Current Report on Form 8-K/A is included based on information available to us that we believe is accurate. It is generally based on industry and other publications that are not produced for purposes of securities offerings or economic analysis. We have not reviewed or included data from all sources, and cannot assure investors of the accuracy or completeness of the data included in this Current Report. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenue and market acceptance of products and services. We do not assume any obligation to update any forward-looking statement. As a result, investors should not place undue reliance on these forward-looking statements.

Explanatory Note

On December 1, 2016, Reign Corporation (the “Registrant” or the “Company”) filed a Current Report on Form 8-K to report the Company’s acquisition of Coordinates Collection, Inc. On December 1, 2016, Reign Brands, Inc., a subsidiary of the Registrant, entered into an Asset Purchase Agreement (the “Agreement”) with Coordinates Collection, Inc. (“CCI”) and FD9 Group, B.V., whereby Reign Brands, Inc. acquired substantially all of the operating assets of CCI (the “Acquisition”). On December 1, 2016, the parties executed the Asset Purchase Agreement and the final exhibits, and Reign Corporation transferred the equity portion of the purchase price as described in the Agreement, thereby closing the transaction. In that previously filed Current Report on Form 8-K, the Registrant indicated that it would file an amendment to the Form 8-K to provide financial information to the extent required by Item 9.01 of Form 8-K. This Amendment No. 1 to the Current Report on Form 8-K for the Registrant is being filed to provide the financial statements and Pro Forma information required by Item 9.01.

Item 2.01. Acquisition or Disposition of Assets.

The information set forth in Item 2.01 of the Current Report on Form 8-K filed by the Registrant on December 1, 2016 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Exhibit 99.1: Financial Statements of Business Acquired. Coordinates Collection, Inc.

(b)	Exhibit 99.2: Unaudited Financial Statements of Business Acquired. Coordinates Collection, Inc.

Unaudited Condensed Balance Sheet as of September 30, 2016	2

Unaudited Condensed Statements of Operations for the three and nine months ended September 30, 2016 and 2015	3

Unaudited Condensed Statements of Cash Flows for the nine months ended September 30, 2016 and 2015	4

Notes to Condensed Unaudited Financial Statements	5

(c)	Exhibit 99.3: Pro Forma Financial Information. Reign Corporation and Coordinates Collection, Inc.

Unaudited Pro Forma Information	2

Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2016	4

Unaudited Pro Forma Condensed Combined Statement of Operations for the three and nine months ended September 30, 2016	5

Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended September 30, 2016	6

Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2015	7

Notes and Assumptions to the Unaudited Pro Forma Condensed Combined Financial Statements	8

(d)	Exhibits.

Exhibit
Number	Description

10.1**	Asset Purchase Agreement dated December 1, 2016.

10.2**	Assignment and Assumption Agreement.

10.3**	Bill of Sale.

10.4**	Confidentiality and Proprietary Rights Agreement.

10.5**	Intellectual Property Assignment Agreement.

99.1*	Financial Statements of Business Acquired, Coordinates Collection, Inc.

99.2*	Unaudited Financial Statements of Business Acquired, Coordinates Collection, Inc.

99.3*	Unaudited pro Forma Financial Information

*	Filed herewith.

**	Incorporated by reference from the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 1, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REIGN SAPPHIRE CORPORATION

Date: August 7, 2017	By: /s/ Joseph Segelman

Joseph Segelman, Chief Executive Officer